Fees Summary	Mar. 08, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,500,000.00
Previously Paid Amount	0.00
Total Fee Amount	4,764.47
Total Offset Amount	0.00
Net Fee	$ 4,764.47